SUPPLEMENT DATED JUNE 28, 2024 TO THE CURRENT
STATUTORY PROSPECTUSES FOR:
Invesco Premier Portfolio – Institutional, Personal Investment, Private Investment, Reserve and Resource Class
Invesco Premier U.S. Government Money Portfolio – Institutional Class
(each, a “Fund” and collectively the “Funds”)
This supplement amends the Statutory Prospectuses for each of the above referenced Funds and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Statutory Prospectuses for each of the above referenced Funds and retain it for future reference.
The following information replaces in its entirety the information appearing under the heading “Shareholder Account Information – Redeeming Shares –Liquidity Fees” in the prospectus for each Fund:
As a “Government Money Market Fund’s under Rule 2a-7, Invesco Premier U.S. Government Money Portfolio is not subject to discretionary liquidity fees on fund redemptions which might apply to other types of funds. In conformance with Rule 2a-7, the Board has reserved its ability to change this policy with respect to discretionary liquidity fees, but such change would only become effective after shareholders were provided with specific advance notice of a change in the Fund's policy and have the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.
For Invesco Premier Portfolio, the Adviser (as the Board’s delegate) may impose liquidity fees of up to 2% of the value of the shares redeemed, if such fee is determined to be in the best interest of the Fund.
Liquidity fees are most likely to be imposed, if at all, during times of extraordinary market stress. In the event that a liquidity fee is imposed, the Board expects that for the duration of its implementation and the day after which such fee is terminated, the Fund would strike only one net asset value (“NAV”) per day, at the Fund’s last scheduled NAV calculation time.
The imposition and termination of a liquidity fee will be available on the Fund’s website. If a liquidity fee is applied by the Adviser (as the Board’s delegate), it will be charged on all redemption orders submitted after the effective time of the imposition of the fee by the Adviser. Liquidity fees would reduce the amount you receive upon redemption of your shares.
The Adviser (as the Board’s delegate) may, in its discretion, terminate a liquidity fee at any time if it believes such action to be in the best interest of a Fund. When a fee is in place, the Fund may elect not to permit the purchase of shares or to subject the purchase of shares to certain conditions, which may include affirmation of the purchaser’s knowledge that a fee is in effect. When a fee is in place, shareholders will not be permitted to exchange into or out of a Fund.
There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by a Fund, and such tax treatment may be the subject to future IRS guidance. If a Fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time. Liquidity fees will generally be used to assist a Fund to help preserve its market–based NAV per share. It is possible that a liquidity fee will be returned to shareholders in the form of a distribution.
Financial intermediaries are required to promptly take the steps requested by the Funds or their designees to impose or help to implement, modify, or remove a liquidity fee as requested from time to time, including the rejection of orders due to the imposition of a fee or the prompt re-confirmation of orders following a notification regarding the implementation of a fee. If a liquidity fee is imposed, these steps are expected to include the submission of separate purchase and redemption orders (on a gross basis), rather than combined purchase and redemption orders (on a net basis), from the time of the effectiveness of the liquidity fee and the submission of order information to the Fund or its designee prior to the next calculation of a Fund’s NAV, including information on orders received in good order and eligible to receive a price computed on a day on which the Fund imposes a liquidity fee. Unless otherwise agreed to between a Fund and financial intermediary, the Fund will withhold liquidity fees on behalf of financial intermediaries. A redemption request that a Fund determines in its sole discretion has been received in good order by the Fund or its designated agent prior to the imposition of a liquidity fee may be paid by the Fund without the deduction of a liquidity fee. If a liquidity fee is imposed during the day, an intermediary who receives both purchase and redemption orders from a single account holder is not required to net the purchase and redemption orders. However, the intermediary is permitted to apply the liquidity fee to the net amount of redemptions (even if the purchase order was received prior to the time the liquidity fee was imposed).
Where a Financial Intermediary serves as a Fund’s agent for the purpose of receiving orders, trades that are not transmitted to the Fund by the Financial Intermediary before the time required by the Fund or the transfer agent may, in the Fund’s discretion, be processed on an as-of basis, and any cost or loss to the Fund or transfer agent or their affiliates, from such transactions shall be borne exclusively by the Financial Intermediary.
ATST-STAT-SUP-1